EXHIBIT 23.2
                  INDEPENDENT AUDITORS' CONSENT

  We consent to the incorporation by reference in Registration Statements No. 33-69120, 33-67356, 33-67538 and
33-89340 of Celestial Seasonings, Inc. on Forms S-8 of our reports dated November 3, 1997 appearing in this Annual Report on Form 10-K of Celestial Seasonings, Inc. for the year ended September 30, 1997.


Deloitte & Touche LLP
Denver, Colorado
December 19, 1997

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